UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 1, 2024
T STAMP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3017 Bolling Way NE, Floors 1 and 2, Atlanta, Georgia 30305
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (404) 806-9906
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	IDAI	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Securities Purchase Agreement
On April 1, 2024, T Stamp Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with a certain institutional investor. Pursuant to the terms of the SPA, the investor agreed, at the closing of the SPA (the “Closing”) and upon the terms and subject to the conditions set forth in the SPA, to purchase from the Company 499,990 shares of Class A Common Stock, par value $0.01 of the Company (the “Class A Common Stock”) and pre-funded warrants to purchase 1,500,010 shares of Class A Common Stock of the Company (the “Warrant A”) for a total purchase price of $1,936,000.
Additionally, pursuant to the SPA, the Company agreed to issue to the investor a stock purchase warrant for the purchase of 2,000,000 shares of the Company’s Class A Common Stock (“Warrant B”), and a stock purchase warrant for the purchase of 1,600,000 shares of the Company’s Class A Common Stock (“Warrant C”), (Warrant A, Warrant B and Warrant C shall collectively be referred to herein as the “Warrants”).
The Company agreed to provide the investor a right of participation in any subsequent financings of the Company from the date of the Closing until the date that is 18 months thereafter in which the Company issues shares of its common stock (or common stock equivalents). In such an event, the investor will have the right to participate in that financing in up to an amount equal to 25% of the amount raised in that financing on the same terms, conditions and price provided to other investors in the financing.
On April 3, 2024 (the “Closing Date”), the Closing of the SPA occurred. The Closing of the SPA was subject to a number of customary closing conditions, including, but not limited to, the Company’s entry into a Registration Rights Agreement, the execution of which were conditions to the Closing of the SPA.
The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Share Purchase
Pursuant the SPA, the investor agreed to purchase, at the Closing, 499,990 shares of Class A Common Stock at a purchase price of $0.968 per share, with such purchase price being subject to customary adjustments for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions as described in the Warrants.
On the Closing Date, the investor completed the share purchase, purchasing 499,990 shares of Class A Common Stock from the Company at a purchase price of $0.968 per share.
The Warrants
Pursuant the SPA, the Company agreed to issue, as additional consideration for the share purchase described above, Warrant A to purchase 1,500,010 shares of Class A Common Stock of the Company at the Closing at an exercise price of $0.00 per share. On the Closing Date, the Company issued the Warrants to the investor.
Warrant B and Warrant C have exercise prices of $0.968 per share and $1.06 per share, respectively, with such exercise price being subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations, and other similar transactions of the Common Stock that occur while the Warrants are outstanding.
Warrant B and Warrant C may be exercised at any time by the investor starting six months following the issue date until the five (5) years thereafter.
The foregoing summary of the Warrants is not complete, and is qualified by reference to a copy of the Warrants issued to the investor included as Exhibits 4.1 , 4.2, and 4.3 to this Current Report on Form 8-K.
Registration Rights Agreement
Pursuant to the SPA, the Company agreed to enter into a registration rights agreement (the “Registration Rights Agreement”) with the investor, pursuant to which the Company must file a registration statement with the Securities and

Exchange Commission (the “SEC”) to register for resale the 499,990 shares of Class A Common Stock to be purchased pursuant to the SPA, as well as the 5,100,010 shares of Class A Common Stock issuable upon exercise of the Warrants within 15 days of the Closing of the SPA, with such registration statement becoming effective within 60 days after the Closing, subject to adjustment in the event of a review by the SEC. The Company is subject to customary penalties and liquidated damages in the event it does not meet certain filing requirements and deadlines set forth in the Registration Rights Agreement.
The Company entered into the Registration Rights Agreement on April 1, 2024.
The foregoing summary of the Registration Rights Agreement is not complete, and is qualified by reference to a copy of the Registration Rights Agreement included as Exhibit 10.2 to this Current Report on Form 8-K.
Placement Agent Agreement
Pursuant to a placement agent agreement dated April 1, 2024 (the “Placement Agent Agreement”), Maxim Group LLC (the “Placement Agent”) was engaged by the Company to act as its placement agent in connection with the share and Warrant purchase under the SPA. The Company agreed to pay the Placement Agent a cash fee equal to 7% of the gross proceeds received by the Company pursuant to the transactions outlined in the SPA, in addition to the reimbursement of certain expenses.
As of the date of this Current Report on Form 8-K, the Company paid the Placement Agent $135,520, representing 7% of the total purchase price under the SPA of $1,936,000. Expense reimbursements under the Placement Agent Agreement total $10,000.
The foregoing summary of the Placement Agent Agreement is not complete, and is qualified by reference to a copy of the Placement Agent Agreement filed as Exhibit 10.3 to this Current Report on Form 8-K.
Item 3.02. Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.
On April 3, 2024, the Company sold 499,990 shares of Class A Common Stock to the investor at $0.968 per share, and sold pre-funded warrants at $0.968 per warrant to purchase 1,500,010 shares of Class A Common Stock exercisable at $0 per share for Warrant A, as well as warrants to purchase 2,000,000 shares of Class A Common Stock exercisable at $0.968 per share for Warrant B (subject to adjustment), and warrants to purchase 1,600,000 shares of Class A Common Stock exercisable at $1.06 per share for Warrant C (subject to adjustment). The aggregate purchase price for the 499,990 shares, pre-funded Warrant A, as well as Warrants B and Warrant C was $1,936,000.
Pursuant to the SPA, the Company agreed that the proceeds from the above sales of securities would be used for working capital purposes, and not for the satisfaction of any portion of the Company’s debt.
The shares of Class A Common Stock and Warrants were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Warrant A issued to the investor dated April 1, 2024
4.2	Warrant B issued to the investor dated April 1, 2024
4.3	Warrant C issued to the investor dated April 1, 2024
10.1	Securities Purchase Agreement dated April 1, 2024
10.2	Registration Rights Agreement dated April 1, 2024

10.3	Placement Agent Agreement dated April 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.

By:	/s/ Gareth Genner
Name: Gareth Genner
Title: Chief Executive Officer
Dated: April 4, 2024